Exhibit 99.1

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1997 THROUGH MAY 31, 1997
                        DISTRIBUTION DATE JUNE 16, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                   $305,686,731.00
(B) Total Certificate Balance                                                  $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                             96.00%
    (ii)  Original Class A Principal Balance                                   $293,459,000.00
    (iii) Class A Pass-Through Rate                                                       6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                              4.00%
    (ii)  Original Class B Principal Balance                                    $12,227,731.00
    (iii) Class B Pass-Through Rate                                                       6.70%
(E) Servicing Fee Rate (per annum)                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                            60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                            45.97 months
(I) Number of Receivables                                                               31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial
          Certificate Balance)                                                            1.50%
    (ii)  Reserve Fund Initial Deposit                                           $4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c)
              if 1.75% charge-off and delinquency triggers not hit -
              otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                      1.00%
          (c) Percent of Remaining Certificate Balance                                    3.25%
          (d) Trigger Percent of Remaining Certificate Balance                            8.00%

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1997 THROUGH MAY 31, 1997
                        DISTRIBUTION DATE JUNE 16, 1997

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                   $174,557,055.91
(B) Total Certificate Balance                                                  $174,557,055.91
(C) Total Certificate Pool Factor                                                    0.5710325
(D) Class A Certificates
    (i)  Class A Certificate Balance                                           $167,574,623.70
    (ii) Class A Certificate Pool Factor                                             0.5710325
(E) Class B Certificates
    (i)  Class B Certificate Balance                                             $6,982,432.21
    (ii) Class B Certificate Pool Factor                                             0.5710325
(F) Reserve Fund Balance                                                          5,673,104.32
(G) Cumulative Net Losses for All Prior Periods                                   6,372,076.29
(H) Charge-off Rate for Second Preceding Period                                           1.42%
(I) Charge-off Rate for Preceding Period                                                  1.06%
(J) Delinquency Percentage for Second Preceding Period                                    0.40%
(K) Delinquency Percentage for Preceding Period                                           0.51%
(L) Weighted Average Coupon (WAC)                                                       12.110%
(M) Weighted Average Remaining Maturity (WAM)                                            38.39 months
(N) Number of Receivables                                                               22,821

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                   8,899,349.68
    (ii)  Prepayments in Full                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                  0.00
    (iv) Other Refunds Related to Principal                                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                    1,734,303.95
    (ii)  Repurchased Loan Proceeds Related to Interest                                   0.00
(C) Weighted Average Coupon (WAC)                                                        12.12%
(D) Weighted Average Remaining Maturity (WAM)                                            37.75 months
(E) Remaining Number of Receivables                                                     21,910

(F) Delinquent Receivables                          Dollar Amount                  #  Units
                                                    --------------                 --------
    (i)  30-59 Days Delinquent                          3,469,706          2.10%        450
    (ii)  60-89 Days Delinquent                           498,289          0.30%         69
    (iii) 90 Days or More Delinquent                      294,005          0.18%         35

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                   25,589.57
(B) Collection Account Investment Income                                                  0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                     395,478.58
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                      368,473.33
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                  27,005.25
    (ii)  Liquidation Proceeds Related to Interest                                        0.00
    (iii) Recoveries from Prior Month Charge Offs                                   243,067.25

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1997 THROUGH MAY 31, 1997
                        DISTRIBUTION DATE JUNE 16, 1997


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                    1,734,303.95
(B) Liquidation Proceeds Related to Interest                                              0.00
(C) Repurchased Loan Proceeds                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                         243,067.25
                                                                               ---------------
(E) Interest Collections                                                          1,977,371.20

Principal Collections:
(F) Principal Payments Received                                                  $8,899,349.68
(G) Liquidation Proceeds Related to Principal                                        27,005.25
(H) Repurchased Loan Proceeds                                                             0.00
                                                                               ---------------
(I) Principal Collections                                                         8,926,354.93

(J) Total Collections                                                           $10,903,726.13


F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                            $145,464.21
    (ii)  Prior Collection Period unpaid Servicing Fees                                   0.00
                                                                               ---------------
    (iii)  Total Servicing Fee                                                     $145,464.21

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                 $914,678.15
    (ii)  Class A prior period Interest Carryover Shortfall                               0.00
                                                                               ---------------
    (iii)  Class A Interest Distribution                                           $914,678.15
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                  $38,985.25
    (ii)  Class B prior period Interest Carryover Shortfall                               0.00
                                                                               ---------------
    (iii)  Class B Interest Distribution                                            $38,985.25

(D) Total Certificate Interest Distribution                                        $953,663.40
(E) Total Certificate Interest Distribution plus Total Servicing Fee             $1,099,127.61

Principal:
(F) Principal Collections                                                        $8,926,354.93
(G) Realized Losses                                                                 368,473.33
                                                                               ---------------
(H) Total Monthly Principal                                                      $9,294,828.26

(I) Class A Certificates
    (i)   Class A Monthly Principal                                               8,923,027.17
    (ii)  Class A prior period Principal Carryover Shortfall                              0.00
                                                                               ---------------
    (iii)  Class A Principal Distribution                                         8,923,027.17
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                 371,801.09
    (ii)  Class B prior period Principal Carryover Shortfall                              0.00
                                                                               ---------------
    (iii)  Class B Principal Distribution                                           371,801.09

(K) Total Principal Distribution                                                  9,294,828.26

(L) Total Interest and Principal Distribution Amounts                            10,393,955.87
    plus Servicing Fee

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1997 THROUGH MAY 31, 1997
                        DISTRIBUTION DATE JUNE 16, 1997


G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                        1,977,371.20
(B)  Class B Percentage of Principal Collections                                    357,061.84
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                       145,464.21
    (ii)  Servicing Fee paid                                                        145,464.21
                                                                               ---------------
    (iii)  Unpaid Servicing Fee                                                           0.00
(D) Total Interest Collections available to be distributed after
    Servicing Fee paid                                                            1,831,906.99
Interest:
(E) Class A Certificates
    (i) Class A Interest Distribution                                               914,678.15
    (ii) Class A Interest Distribution paid from Interest Collections
         after Servicing Fee                                                        914,678.15
    (iii) Total Interest Collections available after Class A Interest
          Distribution paid                                                         917,228.83
    (iv) Class A Interest Distribution remaining to be paid                               0.00
    (v) Class A Interest Distribution paid from Class B Percentage of
         Principal Collections                                                            0.00
    (vi) Class A Interest Distribution remaining to be paid                               0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                            0.00
    (viii) Class A Interest Carryover Shortfall                                           0.00
    (ix) Class A Interest Distribution paid                                         914,678.15

(F) Class B Certificates
    (i) Class B Interest Distribution                                                38,985.25
    (ii) Class B Interest Distribution paid from Interest Collections
         after Class A Interest Distribution                                         38,985.25
    (iii) Total Interest Collections available after Class B
          Interest Distribution                                                     878,243.59
    (iv) Class B Interest Distribution remaining to be paid                               0.00
    (v) Class B Interest Distribution paid from Reserve Fund                              0.00
    (vi) Class B Interest Carryover Shortfall                                             0.00
    (vii) Class B Interest Distribution paid                                         38,985.25

(G) Total Interest Paid                                                             953,663.40
(H) Total Interest and Servicing Fee Paid                                         1,099,127.61
(I) Total Interest Collections available after Servicing Fee and Class A
    and Class B Interest Distribution paid                                          878,243.59

Total Collections available to be distributed:
(J) Total Principal Collections                                                   8,926,354.93
(K) Excess Interest                                                                 878,243.59
(L) Less: Class B Percentage of Principal Collections used to pay
    Class A Interest Distribution                                                         0.00
(M) Total Collections available to be distributed as principal                    9,804,598.52

Principal:
(N) Class A Certificates
    (i) Class A Principal Distribution                                            8,923,027.17
    (ii) Class A Principal Distribution paid from total Collections
         available to be distributed                                              8,923,027.17
    (iii) Total Collections available after Class A Principal
          Distribution paid                                                         881,571.35
    (iv) Class A Principal Distribution remaining to be paid                              0.00
    (v) Class A Principal Distribution paid from Reserve Fund                             0.00
    (vi) Class A Principal Carryover Shortfall                                            0.00
    (vii) Total Class A Principal Distribution paid                               8,923,027.17

(O) Class B Certificates
    (i) Class B Principal Distribution                                              371,801.09
    (ii) Class B Principal Distribution paid from total Collections
         available to be distributed                                                371,801.09
    (iii) Total Collections available after Class B Principal
          Distribution paid                                                         509,770.26
    (iv) Class B Principal Distribution remaining to be paid                              0.00
    (v) Class B Principal Distribution paid from Reserve Fund                             0.00
    (vi) Class B Principal Carryover Shortfall                                            0.00
    (vii) Total Class B Principal Distribution paid                                 371,801.09

(P)  Total Excess Cash to the Reserve Fund                                          509,770.26

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1997 THROUGH MAY 31, 1997
                        DISTRIBUTION DATE JUNE 16, 1997


H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                      Beginning                   End
                                                      of Period                of Period
                                                    --------------           ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates         $174,557,055.91           $165,262,227.65
    (ii)   Aggregate Certificate Pool Factor               0.5710325                 0.5406261
    (iii)   Class A Principal Balance                 167,574,623.70            158,651,596.53
    (iv)   Class A Pool Factor                             0.5710325                 0.5406261
    (v)   Class B Principal Balance                     6,982,432.21              6,610,631.12
    (vi)   Class B Pool Factor                             0.5710325                 0.5406261

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                        12.11%                    12.12%
    (ii)  Weighted Average Remaining Maturity (WAM)            38.39 months              37.75 months
    (iii) Remaining Number of Receivables                     22,821                    21,910
    (iv)  Pool Balance                               $174,557,055.91           $165,262,227.65

I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                             5,673,104.32
(B) Less: Draw to pay Class A Interest Distribution                                       0.00
(C) Reserve Account Balance after draw                                            5,673,104.32
(D) Less: Draw to pay Class B Interest Distribution                                       0.00
(E) Reserve Account Balance after draw                                            5,673,104.32
(F) Less: Draw to pay Class A Principal Distribution                                      0.00
(G) Reserve Account Balance after draw                                            5,673,104.32
(H) Less: Draw to pay Class B Principal Distribution                                      0.00
(I) Reserve Account Balance after draw                                            5,673,104.32
(J) Total excess Collections deposited in the Reserve Fund                          509,770.26
                                                                               ---------------
(K) Reserve Fund Balance                                                          6,182,874.58
(L) Specified Reserve Account Balance                                             5,371,022.40
(M) Reserve Account Release to Seller                                               811,852.18
                                                                               ---------------
(N) Ending Reserve Account Balance                                                5,371,022.40
                                                                               ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                $27,005.25
    (ii)   Liquidation Proceeds Related to Interest                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts                                            243,067.25
(B) Realized Net Losses for Collection Period                                                      368,473.33
(C) Charge-off Rate for Collection Period (annualized)                                                   0.89%
(D) Cumulative Aggregate Net Losses for all Periods                                              6,740,549.62

(E) Delinquent Receivables
                                                    Dollar Amount                  #  Units
                                                    -------------                  --------
    (i)  30-59 Days Delinquent                          3,469,706          2.10%        450
    (ii)  60-89 Days Delinquent                           498,289          0.30%         69
    (iii) 90 Days or More Delinquent                      294,005          0.18%         35

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1997 THROUGH MAY 31, 1997
                        DISTRIBUTION DATE JUNE 16, 1997

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                               1.42%
    (ii) Preceding Collection Period                                                                     1.06%
    (iii) Current Collection Period                                                                      0.89%
    (iv) Three Month Average (Avg(i,ii,iii))                                                             1.12%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                               0.40%
    (ii) Preceding Collection Period                                                                     0.51%
    (iii) Current Collection Period                                                                      0.48%
    (iv) Three Month Average (Avg(i,ii,iii))                                                             0.46%

(C) Loss and Delinquency Trigger Indicator                                                 Trigger was not hit

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1997 THROUGH MAY 31, 1997
                        DISTRIBUTION DATE JUNE 16, 1997

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                Per $1,000 of
                                                                                              Original Principal
(A)  Amount of distribution allocable to principal:                             Dollars ($)        Balance
                                                                             ---------------  ------------------
    (i)    Class A Certificates                                                 8,923,027.17        30.4063844
    (ii)   Class B Certificates                                                   371,801.09        30.4063844

                                                                                                Per $1,000 of
                                                                                              Original Principal
(B)  Amount of distribution allocable to interest:                              Dollars ($)        Balance
                                                                             ---------------  ------------------
    (i)    Class A Certificates                                                   914,678.15         3.1168857
    (ii)   Class B Certificates                                                    38,985.25         3.1882650

(C)  Pool Balance as of the close of business on the last day of the
     Collection Period                                                       $165,262,227.65
                                                                             ---------------

                                                                                                Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to                         Original Principal
     the related Collection Period                                              Dollars ($)         Balance
                                                                             ---------------  ------------------
    (i)  Total Servicing Fee                                                      145,464.21
    (ii)    Class A Percentage of the Servicing Fee                               139,645.52       0.4758604
    (ii)    Class B Percentage of the Servicing Fee                                 5,818.69       0.4758604

                                                                                                Per $1,000 of
                                                                                              Original Principal
                                                                                Dollars ($)         Balance
                                                                             ---------------  ------------------
(E)   (i)  Class A Interest Carryover Shortfall                                         0.00       0.0000000
        (ii)  Class A Principal Carryover Shortfall                                     0.00       0.0000000
        (iii)  Class B Interest Carryover Shortfall                                     0.00       0.0000000
        (iv)  Class B Principal Carryover Shortfall                                     0.00       0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                       0.00       0.0000000
        (vi)  Class A Principal Carryover Shortfall                                     0.00       0.0000000
        (vii)  Class B Interest Carryover Shortfall                                     0.00       0.0000000
        (viii)  Class B Principal Carryover Shortfall                                   0.00       0.0000000

(F)  Pool factors for each class of certificates, after giving effect to
     all payments allocated to principal                                                           Pool Factor
                                                                                                  -------------
    (i)    Class A Pool Factor                                                                     0.5406261
    (ii)   Class B Pool Factor                                                                     0.5406261

(G)  Amount of the aggregate Realized Losses, if any, for such Collection
     Period ($)                                                                  $368,473.33
                                                                             ---------------

(H)    Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
       preceding Collection Period                                               $792,293.99

(I)   Amount on deposit in the Reserve Fund on such Distribution Date, after
      giving effect to distributions made on such Distribution Date            $5,371,022.40
                                                                             ---------------

(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                   Principal Balance
                                                                                                  -----------------
    (i)    Class A Principal Balance                                                               158,651,596.53
    (ii)   Class B Principal Balance                                                                 6,610,631.12

(K)    Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
       Date                                                                            $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related Collection
     Period ($)                                                                        $0.00
                                                                               -------------

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1997 THROUGH MAY 31, 1997
                        DISTRIBUTION DATE JUNE 16, 1997

M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                          $145,464.21
     (ii)  Servicing Fees retained by the Seller                                  145,464.21
                                                                                 -----------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                       $0.00
                                                                                                    -----------

(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
      (i)  for the Class A Interest Distribution                                 $914,678.15
      (ii)  for the Class A Principal Distribution                              8,923,027.17
                                                                                ------------
      (iii)  Total (i+ii)                                                                         $9,837,705.32
                                                                                                  -------------

(C)  Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
      (i)  for the Class B Interest Distribution                                 $38,985.25
      (ii)  for the Class B Principal Distribution                               371,801.09
                                                                                -----------
      (iii)  Total (i+ii)                                                                           $410,786.34
                                                                                                   ------------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in the Reserve Fund                                                                    $509,770.26
                                                                                                    -----------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
          of Principal Collections                                                                        $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                           0.00
                                                                                                     ----------
     (iii)  Total                                                                                                      $0.00
                                                                                                                     -------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
          of the Class A Interest Distribution                                                            $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                          0.00
                                                                                                     ----------
     (iii)  Total                                                                                                      $0.00
                                                                                                                     -------